Oracle Mutual Fund

(ORGAX)

Supplement dated August 16, 2013

to the Prospectus dated December 28, 2012

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On August 15, 2013, the Board of Trustees of the Oracle Mutual Fund (the "Fund"), in concurrence with the advice of the Fund’s Investment Adviser that, due to the relatively small size of the Fund, it is in the best interests of the Fund and its shareholders that the Fund cease operations and provide for an orderly dissolution, and accordingly, the Board has unanimously determined to close the Fund and redeem all remaining outstanding shares on August 30, 2013.

Effective August 15, 2013, the Fund will undergo an orderly dissolution and no longer pursue its stated investment objective.  The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.  Shares of the Fund are otherwise not available for purchase.

Prior to August 30, 2013, you may redeem your shares, including any reinvested distributions, in accordance with the "HOW TO SELL SHARES" section in the Prospectus.  Unless your investment in the Fund is through a tax-deferred retirement account, any redemption is subject to tax on any taxable gains.  Please refer to the "DISTRIBUTIONS AND TAXES" section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO AUGUST 30, 2013, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact the Fund’s Advisor Oracle Investment Research at 1- (253)303-0164 or your financial advisor directly or the Fund toll-free at 1-800-494-2755.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement, and the existing Prospectus dated December 28, 2012, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information, as amended, dated December 28, 2012 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-866-878-5677.

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